                                                                    EXHIBIT 23.0





                        INDEPENDENT ACCOUNTANT'S CONSENT





The Board of Directors
Home Shopping Network, Inc.


We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.





                                       /s/ KPMG Peat Marwick LLP
                                       ---------------------------------
                                           KPMG Peat Marwick LLP


St. Petersburg, Florida
August 20, 1996